Taxation	6 Months Ended
Jun. 30, 2026
Taxation
Income tax (benefit)/expense

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (CONTINUED)

10.Taxation

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2026	2025(a)	2026	2025(a)
	$'m	$'m	$'m	$'m

Current taxes	42.8	36.9	99.3	78.9
Deferred income taxes	(1.9)	11.6	(8.3)	13.6
Total taxation expense	40.9	48.5	91.0	92.5
(a)	The results for the three and six months ended June 30, 2025 have been re-presented to reflect that the result of the Latam segment is now reported as a discontinued operation. See note 21.1 for more information.

Income tax expense is recognized in each interim period based on tax computations for each group entity. In 2026, the forecast annual effective tax rate was determined and applied to the income or loss before tax in the period.

In the prior period, tax was computed by applying adjustments for material temporary and permanent differences by reference to the relevant tax rules to the year to date income or loss before tax.

The income tax expense for the second quarter decreased by $7.6 million compared to the same period in 2025 primarily due to a change in the profit mix. The effective tax rate is above the expected rate primarily due to UK losses for which no tax credit is recognized, partially offset by unrealized net foreign exchange gains within finance income in Nigeria that do not give rise to a tax expense.

The income tax expense for the six month period ended June 30, 2026 decreased by $1.5 million compared to the same period in 2025 primarily due to a change in the profit mix. The effective tax rate is above the expected rate primarily due to UK losses for which no tax credit is recognized partially offset by unrealized net foreign exchange gains within finance income in Nigeria that do not give rise to a tax expense.

The effective tax rate was broadly in line with the prior comparative period.